Exhibit 99.1

FPIC INSURANCE GROUP, INC.
REPORTS FIRST QUARTER 2006 RESULTS

JACKSONVILLE, Fla. (Business Wire) - May 10, 2006 - FPIC Insurance Group, Inc. (“FPIC”) (Nasdaq: FPIC) reported consolidated income from continuing operations of $9.5 million, or $0.88 per diluted common share, for first quarter 2006, up from $6.6 million, or $0.62 per diluted common share, for first quarter 2005. Operating earnings increased to $9.4 million, or $0.87 per diluted common share, for first quarter 2006, up from $6.5 million, or $0.61 per diluted common share, for first quarter 2005.

For additional information regarding the use of operating earnings as a financial measure, see the discussion provided later in this release captioned “Non-GAAP Financial Measures.”

“We delivered record top and bottom-line results in 2005, and we continued to see the positive results of our business strategy in the first quarter of 2006,” said John R. Byers, President and Chief Executive Officer. “Higher revenues and underwriting profits at our insurance underwriting operation, along with continued good profitability of our insurance management business, drove our results for the quarter. I have a lot of confidence in our team and believe we are well positioned to continue providing value to our shareholders.”

Unaudited Financial and Operational Highlights for First Quarter 2006
(as compared to first quarter 2005 unless otherwise indicated)

•	Consolidated operating earnings up 43%
•	16% return on average equity for the trailing 12 months
•	Net premiums earned up 17% as the result of reduced reinsurance and pricing improvements
•	Continued targeted market focus; policyholder retention in Florida remained strong at 92%
•	Net premiums written declined 9% primarily due to a 3% decline in professional liability policyholders and changes in business mix
•	90% combined ratio; overall underwriting margin grew $3.1 million, or 105%
•	Improved loss ratio due to favorable loss experience
•	Frequency and severity of claims continued to be within expectations
•	Net investment income increased 25% on portfolio growth and higher overall yield
•	Shareholders’ equity and statutory surplus at the highest levels in FPIC's history as of March 31, 2006
•	Renewal of primary reinsurance program with improved terms and a 5% overall rate reduction
•	Incurred total share-based compensation expense of $0.6 million pre-tax, $0.3 million of which was the result of the adoption of Financial Accounting Standard No. 123(R), effective January 1, 2006
•
Repurchased 72,040 shares of FPIC common stock during the quarter and settled the repurchase of 33,550 shares that had a trade date during December 2005; 194,732 shares remain available for repurchase under the current stock repurchase program

    FPIC also reported the extension of the management agreement between its subsidiary, Administrators For The Professions, Inc., and Physicians’ Reciprocal Insurers through December 31, 2011.

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Conference Call Information
We will host a conference call at 11:00 a.m., Eastern Time, Thursday, May 11, 2006, to review first quarter 2006 results. To access the conference call, please dial (800) 295-3991 (USA) or (617) 614-3924 (International) and use the access code 27310037.

The conference call will also be broadcast live over the Internet in a listen-only format via our corporate website at http://www.fpic.com. To access the call from FPIC’s home page, click on “Investor Relations” and a conference call link will be provided to connect to the broadcast.

Questions can be submitted in advance of the call until 10:00 a.m., Eastern Time, Thursday, May 11, 2006, via e-mail at ir@fpic.com or through our corporate website at http://www.fpic.com, where a link on the “Investor Relations” page has been provided.

For individuals unable to participate in the conference call, a telephone replay will be available beginning at 1:00 p.m., Eastern Time, Thursday, May 11, 2006, and ending at 11:59 p.m., Eastern Time, Saturday, May 13, 2006. To access the telephone replay, dial (888) 286-8010 (USA) or (617) 801-6888 (International) and use the access code 88041234. A replay of the conference call webcast will also be available beginning at 1:00 p.m., Eastern Time, Thursday, May 11, 2006, on FPIC’s website.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not materialize or prove correct, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements: of our plans, strategies and objectives for future operations; concerning new products, services or developments; regarding future economic conditions, performance or outlook; as to the outcome of contingencies; as to the value of our contract awards and programs; of beliefs or expectations; and of assumptions underlying any of the foregoing. Forward-looking statements may be identified by their use of forward-looking terminology, such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “estimates,” “anticipates,” “projects” and similar words or expressions. You should not place undue reliance on these forward-looking statements, which reflect our management’s opinions only as of the date of this press release. Factors that might cause our results to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to:

i)	The effect on our insurance subsidiaries of changing market conditions that result from fluctuating cyclical patterns of the medical professional liability insurance business;
ii)
The competitive environment in which we operate, including reliance on agents to place insurance, physicians electing to practice without insurance coverage, related trends and associated pricing pressures and developments;

iii)	Business risks that result from our size, products, and geographic concentration;
iv)
Uncertainties relating to government and regulatory policies (such as subjecting us to insurance regulation or taxation in additional jurisdictions or amending, revoking or enacting any laws, regulations or treaties affecting our current operations);

v)	General economic conditions, either nationally or in our market areas, that are worse than expected;
vi)	The rates we charge for our products and services being subject to or mandated by legal requirements and regulatory approval, which could affect our business or reinsurance arrangements;
vii)	The actual amount of new and renewal business;

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viii)	The uncertainties of the loss reserving process, including the occurrence of insured or reinsured events with a frequency or severity exceeding our estimates;
ix)	Business and financial risks associated with the unpredictability of court decisions;
x)	Legal developments, including claims for extra-contractual obligations or in excess of policy limits, in connection with the administration of insurance claims;
xi)	The dependence of our insurance management segment upon a major customer, Physicians’ Reciprocal Insurers (“PRI”), for its revenue;
xii)
The effects of PRI’s premium rate adequacy, claims experience, policyholder retention, financial position and overall market and regulatory environment on its ability to maintain or grow its premium base;

xiii)	Developments in reinsurance markets that could affect our reinsurance programs or our ability to collect reinsurance recoverables;
xiv)	Developments in financial and securities markets that could affect our investment portfolio;
xv)	The impact of rising interest rates on the market value of our investments and our interest costs associated with our long-term debt;
xvi)	The loss of the services of any key members of senior management;
xvii)
Risks of impairment of assets, generally, including the risk of impairment or inability to continue to recognize deferred acquisition costs, deferred tax assets, goodwill and other deferred or intangible assets;

xviii)	Changes in our financial ratings resulting from one or more of these uncertainties or other factors and the potential impact on our agents’ ability to place insurance business on our behalf;
xvix)
Other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2005, including Item 1A. Risk Factors, and Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, filed with the Securities and Exchange Commission (“SEC”) on March 16, 2006; and

xx)	Other factors discussed elsewhere within FPIC’s Form 10-Q for the quarter ended March 31, 2006, filed with the SEC on May 10, 2006.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures
To supplement the consolidated financial information presented herein in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we report non-GAAP financial measures widely used in the insurance industry to evaluate financial performance over time. Operating earnings is a non-GAAP financial measure widely used by investors and analysts in the insurance sector to facilitate understanding of results by excluding: (i) the net effects of realized capital gains and losses, which are more closely tied to the financial markets; (ii) the cumulative effects of accounting changes and other infrequent or non-recurring items, which can affect comparability across reporting periods; and (iii) discontinued operations. Tangible book value is a further non-GAAP financial measure used by investors and analysts to gauge book values excluding goodwill and other intangible assets.

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The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, see the table captioned “Reconciliation of Non-GAAP Measures to the Nearest Comparable GAAP Measures,” provided later in this release. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and allows for greater transparency with respect to supplemental information used by us in our financial and operational decision making.

Corporate Profile
FPIC Insurance Group, Inc., through its subsidiary companies, is a leading provider of medical professional liability insurance for physicians, dentists and other healthcare providers, and a provider of insurance management services to other medical professional liability insurance carriers.

Contact Information
FPIC Insurance Group, Inc.
Jacksonville, Florida
Lesa D. Kemp, Director of Corporate Communications
904-360-3657

For all your investor needs, FPIC is on the Internet at http://www.fpic.com.
You can also e-mail us at ir@fpic.com.

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FPIC Insurance Group, Inc.
Unaudited Selected Financial Data
(In thousands, except per common share data)

	Three Months Ended
Consolidated Statements of Income	Mar 31, 2006	Mar 31, 2005

Revenues
Net premiums earned	$58,878	50,195
Insurance management fees	11,281	10,274
Net investment income	7,107	5,705
Commission income	342	665
Net realized investment gains	185	136
Other income	140	189
Total revenues	77,933	67,164

Expenses
Net losses and loss adjustment expenses ("LAE")	43,006	38,571
Other underwriting expenses	9,731	8,632
Insurance management expenses	8,158	7,399
Interest expense	1,043	755
Other expenses	1,810	1,882
Total expenses	63,748	57,239

Income from continuing operations before income taxes and minority interest	14,185	9,925
Less: Income tax expense	4,704	3,297

Income from continuing operations before minority interest	9,481	6,628
Less: Minority interest in income of consolidated subsidiary	4	1
Income from continuing operations	9,477	6,627

Discontinued Operations
Income from discontinued operations (net of income taxes)	—	189
Net income	$9,477	6,816

Basic earnings per common share:
Income from continuing operations	$0.92	0.65
Discontinued operations	—	0.02
Basic earnings per common share	$0.92	0.67

Diluted earnings per common share:
Income from continuing operations	$0.88	0.62
Discontinued operations	—	0.02
Diluted earnings per common share	$0.88	0.64

Basic weighted average common shares outstanding	10,256	10,110

Diluted weighted average common shares outstanding	10,760	10,656

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FPIC Insurance Group, Inc.
Unaudited Selected Financial Data, continued
(In thousands, except per common share data)

Selected Consolidated Statements of Financial Position Information	As of
	Mar 31, 2006	Dec 31, 2005
Total cash and investments	$789,069	773,803
Total assets	$1,308,188	1,308,541
Liability for losses and LAE	$665,747	663,466
Liability for losses and LAE, net of reinsurance	$376,173	359,619
Long-term debt	$46,083	46,083
Accumulated other comprehensive loss, net	$(7,622)	(4,231)
Total shareholders' equity	$255,566	249,590
Book value per common share	$24.51	24.14
Tangible book value per common share (a,b)	$22.70	22.32
Common shares outstanding	$10,428	10,339
Consolidated statutory surplus of insurance subsidiaries	$201,023	193,584

(a) Excludes goodwill of $18,870 as of March 31, 2006 and December 31, 2005.
(b) For additional information regarding the use of non-GAAP financial measures, see the discussion provided earlier in this release captioned “Non-GAAP Financial Measures” and the “Reconciliation of Non-GAAP Measures to the Nearest Comparable GAAP Measures” found later in this release.

	Three Months Ended
	Mar 31, 2006	Mar 31, 2005
Selected Consolidated Cash Flow Information
Net cash provided by operating activities	$22,255	27,227
Net cash provided by (used in) investing activities	$34,218	(11,163)
Net cash (used in) provided by financing activities	$(452)	1,274

Segment Reconciliation of Consolidated Revenues
Insurance	$66,203	56,191
Insurance management	11,781	11,085
Intersegment eliminations	(51)	(112)
Consolidated revenues	$77,933	67,164

Segment Reconciliation of Consolidated Income from Continuing Operations
Insurance	$7,347	4,546
Insurance management	2,130	2,140
Intersegment eliminations	—	(59)
Consolidated income from continuing operations	$9,477	6,627

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FPIC Insurance Group, Inc.
Unaudited Selected Financial Data, continued
(Dollars in thousands)

	Three Months Ended
	Mar 31, 2006	Mar 31, 2005
Selected Insurance Segment Information
GAAP Combined Ratio:
Loss ratio	73.1%	76.8%
Underwriting expense ratio	16.5%	17.2%
Combined ratio	89.6%	94.0%

Direct and assumed premiums written	$75,790	84,138

Net premiums written	$67,243	74,113

Net Paid Losses and LAE on Professional Liability Claims:
Net paid losses on professional liability claims	$13,604	10,916
Net paid LAE on professional liability claims	12,620	10,846
Total net paid losses and LAE on professional liability claims	$26,224	21,762

Total professional liability claims with indemnity payment	79	78

Professional Liability Claims and Incidents Closed Without Indemnity Payment:
Total professional liability claims closed without indemnity payment	222	165
Total professional liability incidents closed without indemnity payment	249	309
Total professional liability claims and incidents closed without indemnity payment	471	474

Professional Liability Claims and Incidents Reported During the Period:
Total professional liability claims reported	224	242
Total professional liability incidents reported	245	273
Total professional liability claims and incidents reported	469	515

Total professional liability claims and incidents that remained open	4,482	5,134

Professional liability policyholders (1)	13,721	14,076

(1) Professional liability policyholders includes policyholders whose individual insurance is 90% reinsured under facultative reinsurance agreements. For the period ended March 31, 2005, 106 such policyholders previously reported under fronting arrangements have been reclassified to professional liability policyholders.

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FPIC Insurance Group, Inc.
Reconciliation of Non-GAAP Measures to the Nearest Comparable GAAP Measures
(Dollars in thousands, except per share data)

Reconciliation of net income to operating earnings:

	Three Months Ended
	Mar 31, 2006	Mar 31, 2005

Net income	$9,477	6,816

Adjustments to reconcile net income to operating earnings:
Less: Net realized investment gains, net of income taxes (a)	114	84
Less: Discontinued operations, net of income taxes	—	189
Total adjustments	114	273

Operating earnings	$9,363	6,543

Diluted earnings per share:
Net income	$0.88	0.64
Adjustments to reconcile net income to operating earnings	(0.01)	(0.03)
Operating earnings	$0.87	0.61

(a) All net realized investment gains, net of income taxes, for the periods reported relate to the insurance segment.

Reconciliation of shareholders’ equity to tangible shareholders’ equity:

	As of
	Mar 31, 2006	Dec 31, 2005
Total shareholders' equity	$255,566	249,590
Adjustments to reconcile total shareholders' equity to tangible shareholders' equity:
Less: Goodwill	18,870	18,870
Tangible shareholders' equity	$236,696	230,720

Book value per common share	$24.51	24.14
Tangible book value per common share	$22.70	22.32

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